UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) March 17, 2006

                           WINMAX TRADING GROUP, INC.
                           --------------------------
             (Exact name of registrant as specified in its chapter)

          FLORIDA                       0-29751                  65-0702554
          -------                       -------                  ----------
(State or other jurisdiction          (Commission              (IRS Employer
      of incorporation)               File Number)          Identification No.)

                           48 Wall Street, 11th Floor
                            New York, New York 10005
                           --------------------------
                     (Address of principal executive office)

         Registrant's telephone number, including area code 877-693-3130

Item 5.02. Departure of Directors or Principal Officer; Election of Directors; Appointment of Principal Officers.

Winmax Trading Group, Inc. is referred to herein as the "Company," the "Registrant," "us," or "we."

On March 21, 2006, we filed a Form 8-K announcing our Board of Director's appointment of Chen Zai Kun on March 17 2006 to serve as a member of our Board of Directors. As noted below under Item 9.01, we have attached as an exhibit to this Form 8-K, a press release that announces the appointment of Chen Zai Kun as our director.


Item 9.01 Financial Statements and Exhibits

Exhibit number      Description
--------------      -----------
Exhibit No. 99.1    Press release dated March 22, 2006.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

March 22, 2006

                                WINMAX TRADING GROUP, INC.
                                --------------------------
                                     (Registrant)


                                /s/ GERALD SKLAR
                                ----------------
                                Gerald Sklar
                                President and Chairman of the Board of Directors